UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2014

WESTERN ASSET

MASSACHUSETTS

MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income tax and Massachusetts personal income taxes* as is consistent with the preservation of principal.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Massachusetts Municipals Fund for the six-month reporting period ended May 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

II	Western Asset Massachusetts Municipals Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

Western Asset Massachusetts Municipals Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.28%, equaling its low for the period. It was as high as 0.47% in March and April 2014, before ending the period at 0.37%. The yield on the ten-year Treasury began the period at 2.75% and it fell as low as 2.44% on May 28, 2014. Ten-year Treasuries peaked at 3.04% on December 31, 2013, and ended the period at 2.48%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. After generally weakening in December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March 2014 as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April and May 2014.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended May 31, 2014. Over that period, the Barclays Municipal Bond Indexv

IV	Western Asset Massachusetts Municipals Fund

and the Barclays U.S. Aggregate Indexvi gained 5.63% and 3.28%, respectively. The municipal bond market outperformed the taxable bond market during all six months covered by the period. That being said, the municipal market was volatile at times given the negative fallout from the city of Detroit’s bankruptcy filing and credit concerns in Puerto Rico.

Performance review

For the six months ended May 31, 2014, Class A shares of Western Asset Massachusetts Municipals Fund, excluding sales charges, returned 6.24%. The Fund’s unmanaged benchmark, the Barclays Massachusetts Municipal Bond Indexvii, returned 5.28% for the same period. The Lipper Massachusetts Municipal Debt Funds Category Average1 returned 6.32% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of May 31, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset Massachusetts Municipals Fund:
Class A	6.24%
Class C	5.88%
Class I	6.24%
Barclays Massachusetts Municipal Bond Index	5.28%
Lipper Massachusetts Municipal Debt Funds Category Average[1]	6.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2014 for Class A, Class C and Class Ishares were 3.46%, 3.07% and 3.77%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 3.35%, 2.92% and 3.47%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Massachusetts Municipals Fund	V

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2014, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.84%, 1.42% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.75% for Class A shares, 1.30% for Class C shares and 0.60% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Massachusetts Municipals Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Massachusetts Municipal Bond Index is a market value weighted index of Massachusetts investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Western Asset Massachusetts Municipals Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and November 30, 2013 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2013 and held for the six months ended May 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.24%	$1,000.00	$1,062.40	0.75%	$3.86	Class A	5.00%	$1,000.00	$1,021.19	0.75%	$3.78
Class C	5.88	1,000.00	1,058.80	1.30	6.67	Class C	5.00	1,000.00	1,018.45	1.30	6.54
Class I	6.24	1,000.00	1,062.40	0.60	3.09	Class I	5.00	1,000.00	1,021.94	0.60	3.02

2	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

[1]	For the six months ended May 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — May 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Massachusetts Municipal Bond Index
WA MA	— Western Asset Massachusetts Municipals Fund

4	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Massachusetts Municipal Bond Index
WA MA	— Western Asset Massachusetts Municipals Fund

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

May 31, 2014

Western Asset Massachusetts Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.5%
Education — 31.2%
Massachusetts State DFA Revenue:
Boston University	5.600%	10/1/35	$1,300,000	$1,513,811
Boston University, AMBAC	5.000%	10/1/39	4,000,000	4,145,880
Mount Holyoke College	5.000%	7/1/36	4,000,000	4,276,080
Massachusetts State Educational Financing Authority Revenue, Issue E, AMBAC	5.300%	1/1/16	65,000	65,237	(a)
Massachusetts State HEFA Revenue:
Northeastern University	5.000%	10/1/33	6,000,000	6,427,740
Suffolk University	5.750%	7/1/39	6,000,000	6,515,040
University of Massachusetts Building Authority, Project Revenue, AGM	5.000%	5/1/38	2,500,000	2,696,450
Total Education				25,640,238
Health Care — 10.6%
Massachusetts State DFA Revenue:
First Mortgage, Edgecombe Project	6.750%	7/1/26	1,300,000	1,301,911
Milford Regional Medical Center	5.625%	7/15/36	500,000	530,510
UMass Memorial Medical Center Inc.	5.500%	7/1/31	1,500,000	1,565,040
Massachusetts State HEFA Revenue:
Cape Cod Healthcare Obligation, AGM	5.000%	11/15/31	1,250,000	1,349,313
Cape Cod Healthcare Obligation, AGM	5.125%	11/15/35	1,750,000	1,879,115
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	2,015,000	2,090,381
Total Health Care				8,716,270
Housing — 3.6%
Massachusetts State Housing Finance Agency, Housing Revenue:
Single-Family Housing	4.850%	12/1/22	1,685,000	1,720,250	(a)
Single-Family Housing	4.850%	12/1/35	1,225,000	1,227,585	(a)(b)
Total Housing				2,947,835
Industrial Revenue — 2.9%
Massachusetts State DFA, Resource Recovery Revenue, Waste Management Inc. Project	2.125%	12/1/15	1,500,000	1,533,465	(a)(b)(c)
Massachusetts State IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA	6.500%	8/1/37	840,000	845,468
Massachusetts State Water Pollution Abatement Trust, Unrefunded Balance	6.375%	2/1/15	15,000	15,068
Total Industrial Revenue				2,394,001
Local General Obligation — 2.4%
Newburyport, MA, GO, Municipal Purpose Loan	5.000%	1/15/26	1,655,000	1,959,719

See Notes to Financial Statements.

6	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

Western Asset Massachusetts Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — 15.0%
Massachusetts State School Building Authority Sales Tax Revenue	5.000%	5/15/43	$1,000,000	$1,119,250
Massachusetts State Special Obligation Dedicated Tax Revenue, NATL, FGIC	5.500%	1/1/34	5,000,000	6,189,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	2,230,000	1,781,814
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	3,000,000	3,270,960
Total Special Tax Obligation				12,361,824
State General Obligation — 2.8%
Massachusetts State, GO	5.000%	11/1/16	2,000,000	2,219,760	(d)
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/41	80,000	55,201
Total State General Obligation				2,274,961
Transportation — 26.0%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue	5.000%	1/1/37	4,000,000	4,249,320
Massachusetts State DFA Revenue:
Parking Facility-Avon Associates Project, AGM	5.000%	4/1/19	1,090,000	1,171,979
Parking Facility-Avon Associates Project, AGM	5.000%	10/1/19	865,000	934,477
Massachusetts State Port Authority Revenue	5.000%	7/1/40	5,000,000	5,345,000
Massachusetts State Port Authority, Special Facilities Revenue, Conrac Project	5.125%	7/1/41	4,000,000	4,302,840
Metropolitan Boston Transit Parking Corp. Systemwide Senior Lien Parking Revenue	5.000%	7/1/41	5,000,000	5,423,900
Total Transportation				21,427,516
Total Investments before Short-Term Investments (Cost — $72,230,271)				77,722,364
Short-Term Investments — 3.9%
Education — 0.5%
Missouri State HEFA Revenue, St. Louis University, LOC-Wells Fargo Bank N.A.	0.060%	10/1/35	400,000	400,000	(e)(f)
Finance — 0.8%
New York City, NY, TFA, Future Tax Secured, SPA-Citibank N.A.	0.080%	8/1/31	300,000	300,000	(e)(f)
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, LIQ-JPMorgan Chase	0.070%	11/1/22	400,000	400,000	(e)(f)
Total Finance				700,000
General Obligation — 0.8%
New York City, NY, GO, SPA-Dexia Credit Local	0.250%	8/1/28	700,000	700,000	(e)(f)
Health Care — 0.4%
Illinois State Health Facilities Authority Revenue, Evanston Hospital Corp., SPA-Wells Fargo Bank N.A.	0.050%	6/1/35	292,000	292,000	(e)(f)

See Notes to Financial Statements.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Massachusetts Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — 0.4%
Raleigh, NC, Combined Enterprise System Revenue, SPA-Wells Fargo Bank N.A.	0.060%	3/1/35	$300,000	$300,000	(e)(f)
Miscellaneous — 0.4%
Missouri State HEFA Revenue, St. Louis University, SPA-U.S. Bank NA	0.100%	10/1/24	300,000	300,000	(e)(f)
Transportation — 0.2%
Triborough Bridge & Tunnel Authority, NY, Revenues, LOC-U.S. Bank N.A.	0.060%	1/1/33	200,000	200,000	(e)(f)
Water & Sewer — 0.4%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.260%	6/15/32	300,000	300,000	(e)(f)
Total Short-Term Investments (Cost — $3,192,000)				3,192,000
Total Investments — 98.4% (Cost — $75,422,271#)				80,914,364
Other Assets in Excess of Liabilities — 1.6%				1,294,666
Total Net Assets — 100.0%				$82,209,030

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Maturity date shown represents the mandatory tender date.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(f)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
DFA	— Development Finance Agency
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IFA	— Industrial Finance Agency
LIQ	— Liquidity Facility
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

8	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

Western Asset Massachusetts Municipals Fund

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	0.0	%†
AA/Aa	39.7
A	36.3
BBB/Baa	18.9
BB/Ba	0.1
A-1/VMIG 1	4.0
NR	1.0
	100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

†	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

May 31, 2014

Assets:
Investments, at value (Cost — $75,422,271)	$80,914,364
Interest receivable	1,194,320
Receivable for securities sold	273,179
Receivable for Fund shares sold	71,076
Receivable from broker — variation margin on open futures contracts	5,906
Prepaid expenses	18,614
Total Assets	82,477,459

Liabilities:
Payable for Fund shares repurchased	120,702
Distributions payable	45,516
Investment management fee payable	25,121
Service and/or distribution fees payable	16,475
Due to custodian	6,272
Trustees’ fees payable	319
Accrued expenses	54,024
Total Liabilities	268,429
Total Net Assets	$82,209,030

Net Assets:
Par value (Note 7)	$64
Paid-in capital in excess of par value	82,898,902
Undistributed net investment income	71,354
Accumulated net realized loss on investments and futures contracts	(6,213,569)
Net unrealized appreciation on investments and futures contracts	5,452,279
Total Net Assets	$82,209,030

Shares Outstanding:
Class A	4,530,386
Class C	1,215,001
Class I	701,740

Net Asset Value:
Class A (and redemption price)	$12.76
Class C*	$12.74
Class I (and redemption price)	$12.75
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.33

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2014

Investment Income:
Interest	$1,933,887

Expenses:
Investment management fee (Note 2)	203,533
Service and/or distribution fees (Notes 2 and 5)	96,726
Transfer agent fees (Note 5)	33,964
Audit and tax	16,843
Registration fees	15,475
Legal fees	12,422
Shareholder reports	11,396
Fund accounting fees	4,535
Insurance	1,552
Trustees’ fees	738
Custody fees	503
Miscellaneous expenses	2,888
Total Expenses	400,575
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(59,610)
Net Expenses	340,965
Net Investment Income	1,592,922

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(1,040,463)
Futures contracts	(206,195)
Net Realized Loss	(1,246,658)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,481,391
Futures contracts	(47,925)
Change in Net Unrealized Appreciation (Depreciation)	4,433,466
Net Gain on Investments and Futures Contracts	3,186,808
Increase in Net Assets from Operations	$4,779,730

See Notes to Financial Statements.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended May 31, 2014 (unaudited) and the Year Ended November 30, 2013	2014	2013

Operations:
Net investment income	$1,592,922	$4,054,464
Net realized loss	(1,246,658)	(1,836,348)
Change in net unrealized appreciation (depreciation)	4,433,466	(10,714,364)
Increase (Decrease) in Net Assets From Operations	4,779,730	(8,496,248)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,588,151)	(4,044,228)
Decrease in Net Assets From Distributions to Shareholders	(1,588,151)	(4,044,228)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,740,951	17,393,686
Reinvestment of distributions	1,308,445	3,247,443
Cost of shares repurchased	(16,144,234)	(40,350,593)
Decrease in Net Assets From Fund Share Transactions	(10,094,838)	(19,709,464)
Decrease in Net Assets	(6,903,259)	(32,249,940)

Net Assets:
Beginning of period	89,112,289	121,362,229
End of period*	$82,209,030	$89,112,289
*Includesundistributed net investment income of:	$71,354	$66,583

See Notes to Financial Statements.

12	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$12.25	$13.72	$12.75	$12.50	$12.61	$11.36

Income (loss) from operations:
Net investment income	0.25	0.49	0.50	0.54	0.53	0.54
Net realized and unrealized gain (loss)	0.51	(1.47)	0.97	0.25	(0.11)	1.25
Total income (loss) from operations	0.76	(0.98)	1.47	0.79	0.42	1.79

Less distributions from:
Net investment income	(0.25)	(0.49)	(0.50)	(0.54)	(0.53)	(0.54)
Total distributions	(0.25)	(0.49)	(0.50)	(0.54)	(0.53)	(0.54)

Net asset value, end of period	$12.76	$12.25	$13.72	$12.75	$12.50	$12.61
Total return[3]	6.24%	(7.26)%	11.69%	6.53%	3.35%	16.04%

Net assets, end of period (000s)	$57,787	$61,990	$87,775	$80,520	$90,043	$97,898

Ratios to average net assets:
Gross expenses	0.87%[4]	0.84%	0.80%	0.79%	0.76%	0.79%
Net expenses[5,6,7]	0.75 [4]	0.75	0.75	0.75	0.75	0.75 [8]
Net investment income	4.00 [4]	3.77	3.75	4.37	4.17	4.47

Portfolio turnover rate	1%	7%	14%	9%	21%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

See Notes to Financial Statements.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$12.24	$13.70	$12.73	$12.48	$12.59	$11.34

Income (loss) from operations:
Net investment income	0.21	0.42	0.42	0.47	0.46	0.47
Net realized and unrealized gain (loss)	0.50	(1.46)	0.97	0.25	(0.11)	1.25
Total income (loss) from operations	0.71	(1.04)	1.39	0.72	0.35	1.72

Less distributions from:
Net investment income	(0.21)	(0.42)	(0.42)	(0.47)	(0.46)	(0.47)
Total distributions	(0.21)	(0.42)	(0.42)	(0.47)	(0.46)	(0.47)

Net asset value, end of period	$12.74	$12.24	$13.70	$12.73	$12.48	$12.59
Total return[3]	5.88%	(7.71)%	11.10%	5.96%	2.77%	15.40%

Net assets, end of period (000s)	$15,474	$16,348	$21,952	$20,439	$24,822	$20,386

Ratios to average net assets:
Gross expenses	1.47%[4]	1.42%	1.38%	1.37%	1.34%	1.37%
Net expenses[5,6,7]	1.30 [4]	1.30	1.30	1.30	1.30	1.32 [8]
Net investment income	3.45 [4]	3.22	3.20	3.83	3.61	3.88

Portfolio turnover rate	1%	7%	14%	9%	21%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

See Notes to Financial Statements.

14	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$12.25	$13.72	$12.74	$12.50	$12.61	$11.36

Income (loss) from operations:
Net investment income	0.26	0.51	0.52	0.56	0.54	0.54
Net realized and unrealized gain (loss)	0.50	(1.47)	0.98	0.24	(0.10)	1.26
Total income (loss) from operations	0.76	(0.96)	1.50	0.80	0.44	1.80

Less distributions from:
Net investment income	(0.26)	(0.51)	(0.52)	(0.56)	(0.55)	(0.55)
Total distributions	(0.26)	(0.51)	(0.52)	(0.56)	(0.55)	(0.55)

Net asset value, end of period	$12.75	$12.25	$13.72	$12.74	$12.50	$12.61
Total return[3]	6.24%	(7.12)%	11.95%	6.61%	3.49%	16.11%

Net assets, end of period (000s)	$8,948	$10,774	$10,374	$6,234	$5,987	$421

Ratios to average net assets:
Gross expenses	0.85%[4]	0.79%	0.73%	0.77%	0.70%	0.72%
Net expenses[5,6,7]	0.60 [4]	0.60	0.60	0.60	0.60	0.68 [8]
Net investment income	4.15 [4]	3.94	3.90	4.53	4.30	4.47

Portfolio turnover rate	1%	7%	14%	9%	21%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

See Notes to Financial Statements.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Massachusetts Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

16	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$77,722,364	—	$77,722,364
Short-term investments†	—	3,192,000	—	3,192,000
Total investments	—	$80,914,364	—	$80,914,364

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$39,814	—	—	$39,814

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within Massachusetts, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting Massachusetts.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

18	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 0.75%, 1.30% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended May 31, 2014, fees waived and/or expenses reimbursed amounted to $59,610.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2014, LMIS and its affiliates retained sales charges of $1,851 on sales of the Fund’s Class A shares. In addition, for the six months ended May 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$3,908	$382

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$643,705
Sales	10,874,823

20	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,042,935
Gross unrealized depreciation	(550,842)
Net unrealized appreciation	$5,492,093

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	27	9/14	$3,671,842	3,711,656	$(39,814)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2014.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$39,814

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(206,195)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(47,925)

During the six months ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$3,480,254

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$5,906	—	$5,906

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.55% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$42,987	$17,748
Class C	53,739	7,873
Class I	—	8,343
Total	$96,726	$33,964

For the six months ended May 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$35,767
Class C	12,733
Class I	11,110
Total	$59,610

22	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended May 31, 2014	Year Ended November 30, 2013
Net Investment Income:
Class A	$1,142,923	$2,990,322
Class B	—	1,654	*
Class C	264,201	655,916
Class I	181,027	396,336
Total	$1,588,151	$4,044,228

*	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At May 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2014		Year Ended November 30, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	238,768	$2,965,422	667,091		$8,868,507
Shares issued on reinvestment	78,508	977,772	196,543		2,534,335
Shares repurchased	(845,539)	(10,400,877)	(2,202,393)		(28,138,255)
Net decrease	(528,263)	$(6,457,683)	(1,338,759)		$(16,735,413)

Class B
Shares sold	—	—	—	*	$3	*
Shares issued on reinvestment	—	—	—	*	—	*
Shares repurchased	—	—	(92,039)	*	(1,248,888)	*
Net decrease	—	—	(92,039)	*	$(1,248,885)	*

Class C
Shares sold	64,139	$785,988	166,833		$2,228,834
Shares issued on reinvestment	15,485	192,564	35,662		458,507
Shares repurchased	(200,817)	(2,457,194)	(468,711)		(5,925,343)
Net decrease	(121,193)	$(1,478,642)	(266,216)		$(3,238,002)

Class I
Shares sold	79,667	$989,541	495,316		$6,296,342
Shares issued on reinvestment	11,090	138,109	19,861		254,601
Shares repurchased	(268,512)	(3,286,163)	(392,044)		(5,038,107)
Net increase (decrease)	(177,755)	$(2,158,513)	123,133		$1,512,836

*	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

8. Capital loss carryforward

As of November 30, 2013 the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2016	$(269,236)
11/30/2017	(2,027,117)
11/30/2018	(865,928)
$(3,162,281)

These amounts will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

24	Western Asset Massachusetts Municipals Fund 2014 Semi-Annual Report

Western Asset

Massachusetts Municipals Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Massachusetts Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Massachusetts Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Massachusetts Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2227 7/14 SR14-2235

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 22, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 22, 2014